UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  APRIL 28, 2004

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA		68122
(Address of Principal Executive Offices)		(Zip Code)

(402) 963-6810
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

	99.1	Press release of SITEL Corporation dated April 28, 2004

Item 12.	Results of Operations and Financial Condition

On April 28, 2004, SITEL issued a press release with respect to the company’s first quarter of 2004 financial results.  This press release is attached as exhibit 99.1 and is incorporated herein by reference.

During the conference call scheduled on Thursday, April 29, at 8:30 AM EDT, to discuss the company’s first quarter 2004 results, SITEL will also disclose the pro forma combined revenue of SITEL Corporation and its unconsolidated affiliates accounted for under the equity method of accounting.  Such combined revenue is a non-GAAP financial measure.  A reconciliation of such non-GAAP financial measure to the comparable GAAP measure is available at www.sitel.com in the section  “Conference Calls”.

This non-GAAP financial measure should not be construed as being more important than the comparable GAAP measure.  It is presented because SITEL management uses this information when evaluating the company’s results of operations and believes that the information provides users of SITEL’s financial statements with an additional and useful comparison of the company’s current results with past periods.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date:	April 28, 2004	By	/s/	Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated April 28, 2004